Property, Plant and Equipment - Additional Information (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Property Plant And Equipment [Abstract]
Net Cost of Assets under capital leases	$ 1	$ 3
Depreciation charge	838	930	1,068
Capital investment funding	3	1	11
Reduction in depreciation charges due to public funding	6	10	12
Cash proceeds from sale of equipment	$ 12	$ 16	$ 26